$250,000,000

                               CIT CAPITAL TRUST I

                       7.70% Preferred Capital Securities

                     AMENDED AND RESTATED PURCHASE AGREEMENT

                                                               February 21, 1997

Lehman Brothers Inc.
Chase Securities Inc.
Salomon Brothers Inc
UBS Securities LLC
c/o Lehman Brothers Inc.

Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

     CIT Capital Trust I, a Delaware statutory business trust (the "Trust"), proposes to sell to you (collectively, the "Initial Purchasers") $250,000,000 7.70% Preferred Capital Securities (liquidation amount $1000 per Capital Security) (the "Capital Securities"), guaranteed (the "Guarantee"; together with the Capital Securities, the "Securities") by the Company (as defined herein) to the extent set forth in the Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and The Bank of New York, as Guarantee Trustee (the "Guarantee Trustee"). This agreement amends, restates and replaces in its entirety the Purchase Agreement dated February 20, 1997. The CIT Group Holdings, Inc., a Delaware corporation (the "Company"), will be the owner of all of the beneficial ownership interests represented by common securities (the "Common Securities") of the Trust. Concurrently with the issuance of the Securities and the Company's purchase of all of the beneficial interests represented by the Common Securities of the Trust, the Trust will invest the proceeds of each thereof in the Company's 7.70% Junior Subordinated Debentures (the "Junior Subordinated Debentures"). The Junior Subordinated Debentures are to be issued pursuant to an Indenture (the "Indenture") to be entered into between the Company and The Bank of New York, as Indenture Trustee (the "Indenture Trustee").

     The  Securities  will  be  offered  without  being   registered  under  the
Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

     In connection with the sale of the Securities, the Trust and the Company will prepare a final offering memorandum (the "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering, a description of the Company and the Trust, and any material developments relating to the Company occurring after the date of the most recent financial statements included therein.

     1. Representations, Warranties and Agreements of the Company and the Trust. The Company and the Trust, jointly and severally, represent and warrant to, and agree with the Initial Purchasers that as of the date hereof:

          (a) The Memorandum will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in the Memorandum based upon information furnished to the Company or the Trust by or through you expressly for use therein. Reference herein to the Memorandum shall be deemed to refer to and include any document filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is incorporated in the Memorandum by reference.

          (b) Assuming the accuracy of the representations and warranties and compliance with the agreements of the Initial Purchasers contained herein, it is not required by applicable law or regulation in connection with the offer, sale and delivery of the Securities to you in the manner contemplated by this Agreement to register the Securities or the Junior
     Subordinated Debentures under the Securities Act or to qualify the Declaration (as defined herein), the Guarantee Agreement or the Indenture in respect of the Securities or the Junior Subordinated Debentures under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (c) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Memorandum, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Memorandum; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Registration Rights Agreement (the "Registration Rights Agreement") to be entered into among the Company, the Trust and the Initial Purchasers, the Amended and Restated Declaration of Trust (the "Declaration") among the Company, as sponsor, and Albert R. Gamper, Jr., Joseph M. Leone and Corinne M. Taylor (the "Trustees"), and the agreements and instruments contemplated by the Declaration and described in the Memorandum; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Memorandum; and the

     Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (d) The Declaration has been duly authorized and, when duly executed and delivered by the Company, as Sponsor, and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform to all statements relating thereto in the Memorandum.

          (e) All of the outstanding beneficial interests in the Trust have been, and the Capital Securities and the Common Securities, upon issuance and delivery and payment therefor in the manner described herein, will be, duly authorized, validly issued, fully paid and non-assessable and will conform to the descriptions of the Capital Securities and the Common Securities contained in the Memorandum.

          (f) Each of the Indenture and the Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company (assuming, in the case of the Indenture, due execution and delivery by the Indenture Trustee and, in the case of the Guarantee Agreement, due execution and delivery by the Guarantee Trustee) and delivered by the Company, will each constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures and the Guarantee have been duly authorized, and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Guarantee Agreement, respectively, and delivered against payment of the purchase price therefor as provided in this Agreement, will be duly and validly issued and outstanding, and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and the Guarantee Agreement, respectively, and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures and the Guarantee, when issued and delivered, will conform to the descriptions thereof contained in the Memorandum.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company and the Registration Rights Agreement has been duly authorized and will be duly delivered and executed by each of the Trust and the Company.

          (h) The execution, delivery and performance of this Agreement, the Declaration, the Registration Rights Agreement, the Common Securities and the Capital Securities by the Trust, the purchase of the Junior Subordinated Debentures by the Trust from the Company, the distribution of the Junior Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Memorandum, and the consummation of the transactions contemplated herein and in the Declaration (the "Trust Transactions"), will not conflict with or result in a violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Initial Purchasers, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the Trust Transactions.

          (i) The execution, delivery and performance of this Agreement, the Guarantee Agreement, the Registration Rights Agreement, the Indenture and the Junior Subordinated Debentures by the Company, the purchase of the Common Securities by the Company from the Trust, and the consummation by the Company of the transactions herein (the "Company Transactions") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Company Transactions.

          (j) Neither the Company nor any subsidiary nor the Trust is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

          (k) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, save where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business or property of the Company, and the Company has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged.

          (l) The financial statements (including the related notes and supporting schedules) incorporated in the Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (m) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the Memorandum and who have delivered the initial letter referred to in Section hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported incorporated by reference in the Memorandum.

          (n) Since the date as of which information is given in the Memorandum through the date hereof, and except as may otherwise be disclosed in the Memorandum, the Trust has not issued or granted any securities and neither the Company nor the Trust has (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) in the case of the Company, declared or paid any dividend on its capital stock.

          (o) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

     2. Purchase of the Capital Securities by the Initial Purchasers. (i) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust agrees to sell to you, and each of you, severally and not jointly, agrees to purchase from the Trust, 80% of the liquidation amount of the Capital Securities set forth opposite each Initial Purchaser's name in Schedule 1 hereto at a purchase price equal to 99.544% of their liquidation amount and 20% of the liquidation amount of the Capital Securities set forth opposite each Initial Purchaser's name in Schedule 1 hereto at a purchase price equal to 99.209% of their liquidation amount.

     As compensation to the Initial Purchasers for their commitments hereunder, the Company agrees to pay the Initial Purchasers a commission of 1% of the liquidation amount of the Capital Securities set forth in Schedule 1 opposite each Initial Purchaser's name.

     (ii) The Company shall not be obligated to deliver any of the Capital Securities, except upon payment for all of the Capital Securities to be purchased as hereinafter provided.

     3. Sale and Resale of the Capital Securities by the Initial Purchasers. You have advised the Company that you propose to offer the Capital Securities for resale upon the terms and conditions set forth in this Agreement and in the

Offering Memorandum. You hereby represent and warrant to, and agree with, the Company that you (i) are purchasing the Capital Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) have not and will not solicit offers for, or offer or sell, the Capital Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) have and will solicit offers for the Capital Securities only from, and have and will offer, sell or deliver the Capital Securities, as part of their initial offering, only to (A) in the case of offers inside the United States, (1) persons whom you reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to you that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A or (2) institutional accredited investors ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D who execute letters of representation in the form included as Appendix A to the Offering Memorandum in private sales exempt from registration under the Securities Act (such Capital Securities to be issued in certificated form) and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)), in such transactions only in accordance with Regulation S under the Securities Act, and you have not offered or sold, and will not offer or sell, Capital Securities to, or for the account or benefit of, U.S. persons (x) as part of your distribution at any time or (y) otherwise until one year after the Closing Time, (iv) are a Qualified Institutional Buyer and an Accredited Investor, (v) (x) have not offered or sold and will not offer or sell any Capital Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or payment) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for purposes of the Public Offers of Securities
Regulations 1995, (y) have complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Capital Securities in, from or otherwise involving the United Kingdom, and (z) have only issued or passed on and will only issue or pass on in the United Kingdom any document in connection with the issue of the Capital Securities to a person who is of a kind described in Article 8 of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) (No. 2) Order 1995 of the United Kingdom or is a person to whom the document may otherwise lawfully be issued or passed on.

     4. Delivery of and Payment for the Capital Securities. (a) Payment of the purchase price for, and delivery of, the Capital Securities shall be made at the offices of Simpson Thacher & Bartlett, New York, New York or at such other place as shall be agreed upon by the Company and you, at 9:30 a.m. (New York time), on February 25, 1997 or at such other time or date as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Date").

     (b) On the Closing Date, payment shall be made to the Company in immediately available funds by wire transfer to such account or accounts as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to you of the certificates evidencing the Capital Securities. Upon delivery, the Capital Securities shall be registered in such names and in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Capital Securities, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date.

     5. Further Agreements of the Company. Each of the Company and the Trust agrees:

          (a) To furnish to you, without charge, as many copies of the Memorandum and any supplements and amendments thereto as you may reasonably request.

          (b) Prior to making any amendment or supplement to the Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy; provided, however, that the obligations of the Company pursuant to this paragraph shall terminate on the earlier to occur of (i) the effective date of a Registration Statement with respect to the securities filed pursuant to the Registration Rights Agreement and (ii) the date upon which the Initial Purchasers and their affiliates cease to hold Capital Securities acquired as part of their initial distribution, but in any event (in the case of this clause (ii)) not later than nine months from the Closing Time.

          (c) If, at any time prior to completion of the distribution of the Capital Securities by you to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for you or counsel for the Company, to amend or supplement the Memorandum in order that the Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request; provided, however, that the obligations of the Company and the Initial Purchasers pursuant to this paragraph shall terminate on the earlier to occur of (i) the effective date of a Registration Statement with respect to the securities filed pursuant to the Registration Rights Agreement and (ii) the date upon which the Initial Purchasers and their affiliates cease to hold Capital Securities acquired as part of their initial distribution, but in any event (in the case of this clause (ii)) not later than nine months from the Closing Time.

          (d) So long as the Capital Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Capital Securities and prospective purchasers of Capital Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (e) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Capital Securities, the Guarantee Agreement and the Junior Subordinated Debentures for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such United States jurisdictions for as long as may be necessary to complete the distribution of the Capital Securities; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any consents to service of process under the laws of any such state.

          (f) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Trust or the Company substantially similar to the Capital Securities or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, without the consent (which consent shall not be unreasonably withheld) of Lehman Brothers Inc. during the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Capital Securities, as communicated to the Company by Lehman Brothers Inc. and (ii) 90 days following the Closing Date.

          (g) To apply the net proceeds from the sale of the Capital Securities being sold by the Trust as set forth in the Memorandum.

          (h) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), not to, and will cause its affiliates not to, solicit any offer to buy or offer to sell the Capital Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
     Act) or in any manner  involving  a public  offering  within the meaning of
     Section 4(2) of the Securities Act.

          (i) Not to, and will cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Capital Securities.

          (j) To take such steps as shall be necessary to ensure that neither the Company, any subsidiary of the Company nor the Trust shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     6. Expenses. The Company agrees to pay (i) the costs incident to the authorization, issuance, sale and delivery of the Capital Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Memorandum and any amendments or supplements thereto; (iii) the costs of distributing the Memorandum and any amendments or supplements thereto;
(iv) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky Memorandum and a Legal
Investment Survey (including related fees and expenses of counsel to the Company); (v) any fees incurred by the Company in connection with the rating of the Capital Securities; (vi) all fees and expenses, if any, incurred in connection with the admission of such Securities for trading in PORTAL; (vii) the fees and expenses of the Property Trustee (as defined in the Declaration), the Guarantee Trustee and the Indenture Trustee; and (viii) all other costs and expenses incident to the performance of the obligations of the Company and the Trust.

     7. Conditions to the Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) No Initial Purchaser shall have discovered and disclosed to the Company and the Trust on or prior to the Closing Date that the Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b) Schulte Roth & Zabel LLP, counsel to the Company, shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect set forth in Exhibit A hereto.

          (c) Ernest D. Stein, Executive Vice-President, General Counsel and Secretary of the Company, shall have furnished to the Initial Purchasers his written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect set forth in Exhibit B hereto.

          (d)  Richards,  Layton & Finger  shall have  furnished  to the Initial
     Purchasers their written opinion, on certain matters of Delaware law relating to the validity of the Capital Securities, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect set forth in Exhibit C hereto.

          (e) You shall have received on the Closing Date a letter, dated the date hereof and the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Memorandum as identified by you.

          (f) The Company and the Trust shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of the Chief Financial Officer or Treasurer stating that:

               (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct in all material respects as of the Closing Date and the Company has complied with all its agreements contained herein;

               (ii) (A) The  Company  has not  sustained  since  the date of the latest quarterly financial statements included or incorporated by reference in the Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum or (B) since such date there has not been any change in the capital stock of the Company or any change, or any material development involving a prospective material change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Memorandum; and

               (iii) Such officer has carefully examined the Memorandum and, in such officer's opinion (A) the Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Memorandum no event has occurred which should have been set forth in a supplement or amendment to the Memorandum.

          (g) (i) Subsequent to the respective dates as of which information is given in the Memorandum there shall not have occurred any change, or any development involving a prospective change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries the effect of which is, in the reasonable judgment of the Initial Purchasers, so material and adverse to the Company so as to make it impracticable or inadvisable to proceed with the purchase of the Capital Securities as contemplated by the Memorandum; and (ii) subsequent to the date hereof, (u) no public announcement shall have been given of any intended or potential downgrading in the rating accorded the Capital Securities and no downgrading of the Capital Securities shall have occurred in the rating accorded by Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps, Inc., (v) trading of securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System shall not have been suspended or materially limited, (w) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities, (x) trading of any securities of the Company shall not have been suspended on any exchange or in any over-the-counter market, (y) there shall not have occurred any outbreak or escalation of hostilities or national emergency the effect of which on the financial markets of the United States is, in the judgment of a majority in interest of the Initial Purchasers, such as to make it impracticable to market the Capital Securities, and (z) there shall not have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities on the terms and in the manner contemplated in the Memorandum.

          (h) Simpson Thacher & Bartlett, counsel to the Initial Purchasers, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect set forth in Exhibit D hereto.

          (i) The Initial Purchasers shall have received on the date hereof the Registration Rights Agreement executed by the Company and the Trust.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Initial Purchasers.

     8. Indemnification and Contribution.

     (a) The Company agrees to indemnify, defend and hold harmless each Initial Purchaser and any person who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, such Initial Purchaser or any such controlling person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any alleged untrue statement of a material fact contained therein in conformity with information furnished in writing by such Initial Purchaser to the Company or the Trust expressly for use in any of such documents or arises out of or is based upon any alleged omission to state therein a material fact in connection with such information required to be stated therein or necessary to make such information not misleading. The Company's agreement to indemnify such Initial Purchaser or any such controlling person as aforesaid is expressly conditioned upon it being notified of the action in connection therewith brought against such Initial Purchaser or such controlling person by letter or telegram or other facsimile transmission addressed to the Company with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon such Initial Purchaser or such controlling person (or after it shall have received notice of such service upon any agent designated by it), but failure so to notify the Company shall not relieve the Company from any liability which it may have to such Initial Purchaser or controlling person otherwise than on account of the indemnity agreement contained in this Section 8. The Company shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to such Initial Purchaser and the payment of all expenses. Such Initial Purchaser or controlling person against whom such suit is brought shall have the right to employ one separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or controlling person unless (i) the employment of such counsel has been specifically authorized by the Company or (ii) the named parties to any such suit (including any impleaded parties) include such Initial Purchaser or controlling person and the Company and such Initial Purchaser or controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action on behalf of such Initial Purchaser or controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for such Initial Purchaser and controlling persons, which firm (and local counsel, if any) shall be designated in writing by such Initial Purchaser. The Company shall not be liable for any settlement of any such action effected without its consent (which will not be unreasonably withheld or delayed).

     The Company agrees to notify each Initial Purchaser with reasonable promptness of the commencement of any litigation or proceedings against the Company or any of its officers or directors or the Trust or any of its Trustees in connection with the issue and sale of the Capital Securities or with the Memorandum.

     (b) Each Initial Purchaser represents and warrants that the information furnished in writing by such Initial Purchaser to the Company or the Trust expressly for use with reference to such Initial Purchaser in the Memorandum does not contain any untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated in the Memorandum or necessary to make such information not misleading.

     Each Initial Purchaser severally agrees to indemnify, defend and hold harmless the Company and its directors and officers and the Trust and each Trustee from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any amendment or supplement thereto which is in reliance on and in conformity with information furnished in writing by such Initial Purchaser to the Company, the Trust or each Trustee expressly for use with reference to such Initial Purchaser, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in any of such documents or necessary to make such information not misleading. Each Initial Purchaser's agreement to indemnify the Company, the Trust and any such person as aforesaid is expressly conditioned upon such Initial Purchaser being notified of the action in connection therewith brought against the Company, the Trust or any such person by letter, telegram, or facsimile transmission addressed to it at its address furnished to the Company for the purpose, with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon the Company, the Trust or any such person (or after the Company, the Trust or any such person shall have received notice of such service on any agent designated by the Company or any such person), but failure so to notify such Initial

Purchaser shall not relieve such Initial Purchaser from any liability which it may have to the Company, the Trust or any such person otherwise than on account of the indemnity agreement contained in this Section 8.

     Such Initial Purchaser shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to the Company, the Trust or such other person and the payment of all expenses. The Company, the Trust or such person against whom such suit is brought shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company, the Trust or such person unless (i) the employment of such counsel has been specifically authorized by such Initial Purchaser or (ii) the named parties to any suit (including any impleaded parties) include the Company, the Trust or such person and such Initial Purchaser, and the Company, the Trust or such person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to such Initial Purchaser, in which case such Initial Purchaser shall not have the right to assume the defense of such action on behalf of the Company, the Trust or such person, it being understood, however, that the Initial Purchaser shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for the Company, the Trust and such person, which firm (and local counsel, if any) shall be designated in writing by the Company. An Initial Purchaser shall not be liable for any settlement of any such action effected without its consent (which will not be unreasonably withheld or delayed).

     (c) If the indemnification provided for in this Agreement is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) and
(b) above for any reason other than as specified therein in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and each Initial Purchaser on the other hand from the offering of the Capital Securities to which such losses, expenses, liabilities or claims relate or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and of each Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the

Trust on the one hand and each Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds to the Trust from sales of the Capital Securities bears to the aggregate commissions received by each Initial Purchaser pursuant to Section 2 hereof. The relative fault of the Company and the Trust on the one hand and of each Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or by any Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Agreement were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Agreement, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities sold and distributed by it exceeds the amount of the damages which such Initial Purchaser has otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Initial Purchaser in this subsection (c) to contribute are several, in the same proportion which the amount of the Capital Securities which are the subject of the action and which were distributed to the public by such Initial Purchaser pursuant to this Agreement bears to the total amount of such Capital Securities sold and distributed to the public by the Initial Purchasers pursuant to this Agreement, and not joint.

     The  obligations  of the  Company  and any  Initial  Purchasers  under this
Section 8 shall be in addition to any liability that each of them may otherwise have.

     9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by them by notice given to and received by the Company or the Trust prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Section 7(g) shall have occurred or if the Initial Purchasers shall decline to purchase the Capital Securities for any reason permitted under this Agreement.

     10. Reimbursement of Initial Purchasers' Expenses. If (a) the Trust shall fail to tender the Capital Securities for delivery to the Initial Purchasers for any reason, or (b) the Initial Purchasers shall decline to purchase the Capital Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Capital Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

     11.  Notices,  etc.  All  statements,   requests,  notices  and  agreements
hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

          (b) if to the Company or the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Memorandum, Attention: Executive Vice President and Chief Financial Officer (Fax: 212-536-1912).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

     12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(x) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Initial Purchaser and the person or persons, if any, who control each Initial Purchaser within the meaning of
Section 15 of the Securities Act and (y) the indemnity agreement of the Initial Purchasers contained in Section of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and the Trust and any person controlling the Company or the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     13. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Trust and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Capital Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     14. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

     16.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Company, the Trust and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                             Very truly yours,

                                             THE CIT GROUP HOLDINGS, INC.

                                             By:_____________________________

                                             CIT CAPITAL TRUST I

                                             By:_____________________________
                                                      Regular Trustee

Accepted:

LEHMAN BROTHERS INC.

By:_____________________________

          For itself and the several other Initial Purchasers named in
               Schedule I hereto

                                   SCHEDULE 1

                                                           Liquidation
                                                            Amount of
   Initial Purchasers                                   Capital Securities
   ------------------                                   ------------------

Lehman Brothers Inc.                                       $125,500,000
Chase Securities Inc.                                        41,500,000
Salomon Brothers Inc                                         41,500,000
UBS Securities LLC                                           41,500,000
                                                        ==================
    Total                                                  $250,000,000

                                                                       EXHIBIT A

                               FORM OF OPINION OF
                         COMPANY COUNSEL TO BE DELIVERED
                            PURSUANT TO SECTION 7(b)

     (i) The Indenture, when duly authorized, executed and delivered by the Indenture Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and implied covenant of good faith and fair dealing.

     (ii) The Junior Subordinated Debentures, when duly authenticated by the Indenture Trustee and upon payment and delivery as described in the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (iii) The Guarantee Agreement, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (iv) The statements made in the Memorandum under the captions "Description of Junior Subordinated Debentures", "The Trust", "Description of Capital Securities", "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee", insofar as such statements constitute a summary of legal matters, documents or legal proceedings or refer to statements of regulation, law or legal conclusions, are a fair summary of such legal matters, documents or legal proceedings and statements and are accurate in all material respects.

     (v) (A) The Trust will be characterized as a grantor trust for United States federal income tax purposes taxable as a corporation;

          (B) The Junior Subordinated Debentures will constitute indebtedness of the Company; and

          (C) Subject to the qualifications set forth therein, the statements made in the Memorandum under the caption "Certain United States Federal Income Tax Consequences" fairly present in all material respects the principal United States federal income tax consequences of an investment in the Securities;

     (vi) The Trust is not a party to or otherwise bound by any agreement other than those described in the Memorandum.

     (vii) Neither the Company nor the Trust is required to be registered as an "investment company" under the 1940 Act.

     (viii) Assuming (a) the accuracy of the representations and warranties of the Trust, the Company and of the Initial Purchasers set forth herein, (b) the due performance by the Trust, the Company and by the Initial Purchasers of the covenants and agreements set forth herein, (c) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Memorandum, (d) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and Memorandum by purchasers to whom the Initial Purchasers initially resell Capital Securities and (e) the purchasers to whom the Initial Purchasers initially resell Capital Securities receive a copy of the Memorandum prior to such resale, the offer, sale and delivery of the Capital Securities to the Initial Purchasers in the manner contemplated herein and in the Memorandum and the initial resale of the Capital Securities by the Initial Purchasers in the manner contemplated herein and in the Memorandum do not require registration under the Securities Act of 1933, as amended (the "Act"). Such counsel need not express any opinion as to any subsequent resale of the Capital Securities. On or before the date hereof, none of the Indenture, the Declaration or the Guarantee is required to be qualified under the Trust Indenture Act of 1939, as amended.

                                                                       EXHIBIT B

                               FORM OF OPINION OF
                         COMPANY COUNSEL TO BE DELIVERED
                            PURSUANT TO SECTION 7(c)

     (i) The Company and each of its active subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

     (ii) Each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and has been duly executed and delivered by the Trust.

     (iii) The Indenture has been duly authorized, executed, and delivered by the Company.

     (iv) The Junior Subordinated Debentures have been duly authorized, executed and delivered by the Company.

     (v) The Guarantee Agreement has been duly authorized, executed and delivered by the Company.

     (vi) The Declaration has been duly authorized, executed and delivered by the Company.

     (vii) The execution, delivery and performance of the Purchase Agreement, the Declaration, the Indenture, the Junior Subordinated Debentures and the Guarantee Agreement (collectively, the "Transaction Documents") by the Company and the Trust, as applicable, will not constitute a material breach of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its active subsidiaries is a party or by which the Company or any of its active subsidiaries is bound or to which any of the property or assets of the Company or any of its active subsidiaries is subject, nor will such actions result in any material violation of the provisions of the charter or by-laws of the Company or any of its active subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its active subsidiaries or any of their respective properties or assets.

     (viii) No consent, approval, authorization, order, registration or qualification of any Federal governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or any Federal court or any Delaware court acting pursuant to the Delaware

General Corporation Law is required for the issue and sale by the Trust of the Capital Securities, the issuance by the Company of the Junior Subordinated Debentures, the issuance of the Guarantee Agreement by the Company and the compliance by the Company and Trust with all of the provisions of the Purchase Agreement, except for such consents approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities and the Guarantee Agreement by the Initial Purchasers and except that I express no opinion on the requirement for the registration of the Capital Securities under the Securities Act of 1933, as amended.

     (ix) There is not pending or threatened any legal or governmental proceeding required to be described in the Memorandum which is not described as required.

     I have participated in the preparation of the Memorandum and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and with your representatives and counsel at which the contents of the Memorandum and related matters were discussed and, although I do not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum, based upon the foregoing, no facts have come to my attention that have caused me to believe that the Memorandum (except for the financial statements and schedules and statistical and other financial data included therein or omitted therefrom, as to which we make no statement), as of the date of the delivery of the Securities, contained an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT C

                  FORM OF OPINION OF RICHARDS, LAYTON & FINGER
                   SPECIAL DELAWARE COUNSEL TO THE COMPANY AND
               THE TRUST TO BE DELIVERED PURSUANT TO SECTION 7(d)

     (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act with the business trust power and authority to own property and to conduct its business as described in the Memorandum and to enter into and perform its obligations under each of the Purchase Agreement, the Capital Securities, the Common Securities and the Declaration; to such counsel's knowledge, the Trust is not a party to or otherwise bound by any agreement other than those described in the Memorandum.

     (ii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Memorandum, will be validly issued and (subject to the terms of the Declaration) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the Holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1(b) of the Declaration); under the Delaware Trust Act and the Declaration the issuance of the Common Securities is not subject to preemptive or other similar rights.

     (iii) The Capital Securities have been duly authorized by the Declaration and, when issued and delivered against payment of the consideration as set forth in the Purchase Agreement, the Capital Securities will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust, the Holders of the Capital Securities will be entitled to the benefits of the Declaration (subject to the limitations set forth in clause (v) below) and will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit (such counsel may note that the Holders of Capital Securities will be subject to the withholding provisions of Section 10.4 of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration).

     (iv) All necessary trust action has been taken to duly authorize the execution and delivery by the Trust of the Purchase Agreement.

     (v) Assuming the Declaration has been duly authorized by the Company and has been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the

Property Trustee and the Delaware Trustee, the Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, receivership, liquidation, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (ii) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) considerations of public policy and the effect of applicable law relating to fiduciary duties.

     (vi) The issuance and sale by the Trust of the Securities, the purchase by the Trust of the Junior Subordinated Debentures, the execution, delivery and performance by the Trust of the Purchase Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation.

     (vii) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the offering, issuance, sale or delivery of the Capital Securities.

                                                                       EXHIBIT D

                  FORM OF OPINION OF SIMPSON THACHER & BARTLETT
                        COUNSEL TO THE INITIAL PURCHASERS
                    TO BE DELIVERED PURSUANT TO SECTION 7(h)

     (i) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Business Trust Act.

     (ii) The Purchase Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.

     (iii) The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Company and the Trust, and constitutes a valid and legally binding instrument of each of the Company and the Trust enforceable against each of the Company and the Trust in accordance with its terms.

     (iv) The Declaration has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by each of the Property Trustee and the Delaware Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     (v) The Capital Securities to be sold by the Trust are validly issued beneficial interests in the Trust entitled to the benefits provided by the Declaration.

     (vi) The Guarantee has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Guarantee Trustee and upon payment for and delivery of the Capital Securities in accordance with the Purchase Agreement, the Guarantee will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     (vii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     (viii) The Junior Subordinated Debentures have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Indenture Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms.

     (ix) The statements made in the Offering Memorandum under the captions "Description of Capital Securities", "Description of Junior Subordinated Debentures" and "Description of Guarantee," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     (x) The Trust is not an "investment company" required to be registered under the Investment Company Act of 1940.

     (xi) No registration of the Capital Securities, the Guarantee or the Junior Subordinated Debentures under the Securities Act of 1933, as amended, and no qualification of the Declaration of Trust, the Guarantee or the Indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the Capital Securities by the Company to the Initial Purchasers or the initial reoffer and resale of the Capital Securities by the Initial Purchasers solely in the manner contemplated by the Memorandum.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Memorandum or the documents incorporated by reference therein (the "Exchange Act Documents") and take no responsibility therefor, except as and to the extent set forth in paragraph (ix) above. In the course of the preparation by the Company of the Memorandum (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with representatives of KPMG Peat Marwick LLP and with counsel to the Company. We did not prepare the Exchange Act Documents or review such documents prior to their filing with the Commission. Based upon our examination of the Memorandum and the Exchange Act Documents, our investigations made in connection with the preparation of the Offering Memorandum (excluding the Exchange Act Documents) and our participation in conferences referred to above, we have no reason to believe that the Memorandum (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Memorandum or the Exchange Act Documents.


                                       D-2